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                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION

                           WAIVER AND AMENDMENT NO. 2

                                       TO

                             NOTE PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 30, 2003

                                                             As of June 16, 2006

TO EACH OF THE PERSONS LISTED IN THE ATTACHED SCHEDULE 1
(EACH, A "CURRENT NOTEHOLDER")

Ladies and Gentlemen:

     Crawford & Company, a Georgia corporation (together with its successors and assigns, the "COMPANY") and Crawford & Company International, Inc., a Georgia corporation (together with its successors and assigns, the "CO-OBLIGOR" and together with the Company, the "OBLIGORS") jointly and severally agree with you as follows:

1.   NOTE ISSUANCE, ETC.

          (a) The Obligors jointly and severally issued and sold $50,000,000 aggregate principal amount of their joint and several 6.08% Senior Guarantied Notes due October 10, 2010 (the "NOTES"), pursuant to that certain Note Purchase Agreement dated as of September 30, 2003 by and among the Obligors and each of the Current Noteholders, as amended by that certain Waiver and Amendment to Note Purchase Agreement, dated as of September 30, 2005, by and among the Obligors and each of the Current Noteholders (prior to the amendments effected hereby, the "EXISTING AGREEMENT" and, immediately after giving effect to such amendments, and as may be further amended, restated or otherwise modified from time to time, the "AMENDED AGREEMENT").

          (b) The register for the registration and transfer of the Notes indicates that the Current Noteholders are currently the holders of the entire outstanding principal amount of the Notes.

2.   DEFINED TERMS.

     Capitalized terms used herein and not otherwise defined herein have the

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meanings ascribed to them in the Amended Agreement.

3.   WAIVER.

     COMPANY'S HEADQUARTERS' SALE/LEASEBACK TRANSACTION. With respect to the Permitted Sale/Leaseback Transaction, and with respect to such proposed transaction only, the Current Noteholders hereby (i) waive the requirement set forth in Section 10.4(c)(i) of the Existing Agreement, provided, however, that the Disposition Value of the property sold in such transaction shall be included when calculating the aggregate Disposition Value of all Asset Dispositions, pursuant to Section 10.4(c)(i) and Section 10.4(c)(ii), with respect to any subsequent Asset Disposition, and (ii) agree that the lease portion of the Permitted Sale/Leaseback Transaction shall not constitute an "Investment" under the Amended Agreement.

     The waiver described in this Section 3 supersedes the waiver described in
Section 3.1 of that certain Waiver and Amendment to Note Purchase Agreement, dated as of September 30, 2005, by and among the Obligors and each of the Current Noteholders.

4.   AMENDMENTS.

     Subject to Section 6, the Existing Agreement is amended in the manner set forth below (collectively, the "AMENDMENTS"):

     (A) AMENDMENTS TO SCHEDULE B OF THE EXISTING AGREEMENT. Schedule B of the Existing Agreement is hereby amended as follows:

          (i) The definition of "Indebtedness" is hereby amended by adding the following sentence to the end thereof:

          "Notwithstanding the foregoing, the Permitted Sale/Leaseback Transaction shall be excluded from 'sale and leaseback transactions' referred to in clause (g); provided, however, if the lease obligations under the Permitted Sale/Leaseback Transaction would otherwise be included in the definition of Indebtedness, such lease obligations shall not be excluded from the definition of Indebtedness."

          (ii) the following new definition is hereby added in the appropriate alphabetical order:

     ""PERMITTED SALE/LEASEBACK TRANSACTION" means a transaction to be entered into by the Company after the Closing pursuant to which the Company will sell its corporate headquarters located at 5620 Glenridge Drive, Atlanta, Georgia, and contemporaneously lease property to be used as the Company's corporate headquarters; provided, that (i) such Sale and Leaseback Transaction is


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consummated no later than September 30, 2006, (ii) prior to the consummation of such sale, replacement offices have been leased or purchased, (iii) the Company receives gross cash proceeds of not less than $8,000,000 in connection with such sale, (iv) no Default or Event of Default exists immediately prior to such Sale and Leaseback Transaction or will result after giving effect to such Sale and Leaseback Transaction and (v) the terms and conditions of the lease of such property are reasonably acceptable to the Required Holders."

5.   WARRANTIES AND REPRESENTATIONS.

     To induce the Current Noteholders to enter into this Waiver and Amendment No. 2, the Obligors warrant and represent as follows (it being agreed, however, that nothing in this Section 5 shall affect any of the warranties and representations previously made by the Obligors in or pursuant to the Existing Agreement, and that all of such other warranties and representations, as well as the warranties and representations in this Section 5, shall survive the effectiveness of the Amendments):

     5.1. ORGANIZATION; POWER AND AUTHORITY.

     Each Obligor is duly organized, validly existing and in good standing under the laws of Georgia, and is duly qualified as a foreign corporation and in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to execute and deliver this Waiver and Amendment No. 2 and to perform the provisions hereof.

     5.2. AUTHORIZATION, ETC.

     This Waiver and Amendment No. 2 has been duly authorized by all necessary corporate action on the part of each Obligor and constitutes a legal, valid and binding obligation of each Obligor enforceable against each Obligor, jointly and severally, in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

     The execution, delivery and performance by the Obligors of this Waiver and Amendment No. 2 will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the


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Obligors or any Subsidiary of the Company under, any applicable indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other applicable agreement or instrument to which the Company, the Co-Obligor or any Subsidiary of the Company, or any of their respective properties, may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Obligors or any Subsidiary of the Company or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Obligors or any Subsidiary of the Company.

     5.4. DISCLOSURE OF DEFAULTS.

     After giving effect to this Waiver and Amendment No. 2, no event will have occurred and no condition will exist which would constitute a Default or an Event of Default under the Amended Agreement.

     5.5. FULL DISCLOSURE.

     Neither the financial statements and other certificates previously provided to the Current Noteholders pursuant to the provisions of the Existing Agreement nor the statements made in this Waiver and Amendment No. 2 nor any other written statements furnished by or on behalf of the Obligors to the Current Noteholders in connection with the proposal and negotiation hereof, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein and herein not misleading.

     5.6. NO MATERIAL ADVERSE CHANGE.

     Since December 31, 2005, there has been no change in the financial condition, operations, business, properties or prospects of the Obligors or any Subsidiary of the Company except changes that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

6.   EFFECTIVENESS OF WAIVER.

     This Waiver and Amendment No. 2 shall become effective as of June 16, 2006 (the "EFFECTIVE DATE"), provided that

     (i) the Company and the Required Holders shall have indicated their written consent hereto by executing and delivering to each other counterparts hereof; and

     (ii) each Current Noteholder shall have received a fully executed copy of that certain Amendment No. 1 to First Amended and Restated Credit Agreement, dated as of June 16, 2006, among the Obligors, the lenders party thereto, and SunTrust Bank, as Agent.


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7.   EXPENSES

     Whether or not this Waiver and Amendment No. 2 becomes effective, the Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating to this Waiver and Amendment No. 2, including, but not limited to, (a) the cost of reproducing this Waiver and Amendment No. 2 and the other documents delivered in connection herewith and (b) the reasonable fees and disbursements of the Current Noteholders' special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Waiver and Amendment No. 2. Nothing in this Section 7 shall be construed to limit the Company's obligations under Section 15.1 of the Existing Agreement.

8.   MISCELLANEOUS.

     8.1. EFFECT OF THIS WAIVER AND AMENDMENT NO. 2.

     Except as expressly provided herein:

          (a) no terms and provisions of any agreement are modified or changed by this Waiver and Amendment No. 2;

          (b) the terms and provisions of the Existing Agreement and the Notes shall continue in full force and effect; and

          (c) each Obligor hereby acknowledges and reaffirms all of its obligations and duties under the Amended Agreement and the Notes, and by its signature on the Acknowledgment page hereto, each Guarantor hereby acknowledges and reaffirms all of its obligations and duties under the Guaranty Agreement.

     8.2. GOVERNING LAW.

     This Waiver and Amendment No. 2 shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     8.3. DUPLICATE ORIGINALS; EFFECTIVENESS.

     Two or more duplicate originals of this Waiver and Amendment No. 2 may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Waiver and Amendment No. 2 may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of


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counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

     8.4. SECTION HEADINGS.

     The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Waiver and Amendment No. 2 and shall not affect the construction hereof.

     8.5. ENTIRE AGREEMENT.

     This Waiver and Amendment No. 2 constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

   [Remainder of page intentionally left blank; next page is signature page.]


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     IN WITNESS WHEREOF, the undersigned have caused this Waiver and Amendment
No. 2 to be duly executed and delivered by their respective duly authorized officers.

                                        CRAWFORD & COMPANY


                                        By: /s/ J. R. Caporaso
                                            ------------------------------------
                                        Name: Joseph R. Caporaso
                                        Title: Senior Vice President & Treasurer


                                        CRAWFORD & COMPANY INTERNATIONAL, INC.


                                        By: /s/ J. R. Caporaso
                                            ------------------------------------
                                        Name: Joseph R. Caporaso
                                        Title: Vice President & Treasurer

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]

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CURRENT NOTEHOLDERS:

The foregoing is hereby agreed to as of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By: /s/ Robert Derrick
    ------------------------------------
Name: Robert Derrick
Title: Vice President


PRUCO LIFE INSURANCE COMPANY


By: /s/ Robert Derrick
    ------------------------------------
Name: Robert Derrick
Title: Assistant Vice President


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY


By: /s/ Robert Derrick
    ------------------------------------
Name: Robert Derrick
Title: Assistant Vice President


RGA REINSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY

BY: PRUDENTIAL PRIVATE PLACEMENT INVESTORS, L.P.,
    AS INVESTMENT ADVISOR

BY: PRUDENTIAL PRIVATE PLACEMENT INVESTORS, INC.,
    GENERAL PARTNER


By: /s/ Robert Derrick
    ------------------------------------
Name: Robert Derrick
Title: Vice President

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]

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                               ACKNOWLEDGMENT PAGE

Each of the undersigned consents to the execution and delivery of this Waiver and Amendment No. 2 by the Obligors and reaffirms its obligations under the Guaranty Agreement:

CALESCO, INC.
CRAWFORD & COMPANY OF NEW YORK, INC.
CRAWFORD LEASING SERVICES, INC.
RISK SCIENCES GROUP, INC.
THE PRISM NETWORK, INC.
CRAWFORD & COMPANY HEALTHCARE
   MANAGEMENT, INC.
QIRRA CUSTOM SOFTWARE, INC.
BROCKLEHURST MILLER, INC.
BROCKLEHURST, INC.


By: /s/ J. R. Caporaso
    ------------------------------------
Name: Joseph R. Caporaso
Title: Treasurer


CRAWFORD & COMPANY L.P.

By: Crawford & Company, its General Partner


By: /s/ J. R. Caporaso
    ------------------------------------
Name: Joseph R. Caporaso
Title: Senior Vice President & Treasurer

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]

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CRAWFORD & COMPANY EMPLOYMENT
   SERVICES, INC.


By: /s/ Matt C. Wilkinson
    ------------------------------------
Name: Matt C. Wilkinson
Title: President

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]

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CRAWFORD & COMPANY OF FLORIDA


By: /s/ Henry Taylor
    ------------------------------------
Name: Henry Taylor
Title: President

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]

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CRAWFORD & COMPANY OF ILLINOIS


By: /s/ Joseph P. Rainey
    ------------------------------------
Name: Joseph P. Rainey
Title: President

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]

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CRAWFORD & COMPANY OF CALIFORNIA


By: /s/ Jeffrey B. Van Fleet
    ------------------------------------
Name: Jeffrey B. Van Fleet
Title: President

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]

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CRAWFORD HEALTHCARE MANAGEMENT
   OF NORFOLK AND BALTIMORE, INC.


By: /s/ William L. Beach
    ------------------------------------
Name: William L. Beach
Title: Vice President

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]

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THE GARDEN CITY GROUP, INC.


By: /s/ J. R. Caporaso
    ------------------------------------
Name: Joseph R. Caporaso
Title: Treasurer

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]

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CRAWFORD INVESTIGATION SERVICES, INC.


By: /s/ John F. Pflanz
    ------------------------------------
Name: John F. Pflanz
Title: President

    [Signature Page to Waiver and Amendment No. 2 to Note Purchase Agreement]